Property and Equipment, Net (Tables)	6 Months Ended
Jun. 30, 2023
Property, Plant and Equipment [Abstract]
Schedule of Depreciation
Property and equipment, net consisted of the following (in thousands):

	June 30,	December 31,
	2023	2022
Lab equipment	$28,520	$31,188
Office equipment	4,203	3,573
Furniture and fixtures	1,279	1,221
Leasehold improvements	12,594	13,583
Assets under construction	19,237	13,186
Less: accumulated depreciation	(28,976)	(27,542)
Total property and equipment, net	$36,857	$35,209